Exhibit 23.1

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors
Xeris Pharmaceuticals, Inc.:

We consent to the use of our report incorporated by reference herein.
/s/ KPMG LLP

Chicago, Illinois
March 12, 2020